UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

ART’S-WAY MANUFACTURING CO., INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of principal executive offices) (Zip Code)

(712) 208-8467
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value	ARTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 2, 2024, Art’s-Way Manufacturing Co., Inc. (the “Company”) entered into a Commercial/Industrial Real Estate Purchase Agreement (the "purchase agreement") to sell its real property located at 3620 Progress St NW in Canton, Ohio to Stoneham Partners LLC or its assigns. The property is a 39,000 sq. foot industrial warehouse sitting on 4.64 acres that previously housed operations for the Company’s Tools segment. The total purchase price for the property under the purchase agreement is $1,800,000. The purchase and sale of the property is subject to a 45-day due diligence period for the purchaser to perform any inspections it deems necessary and is contingent on the purchaser’s ability to obtain a written loan commitment within 90 days. The Company expects closing of the purchase prior to November 30, 2024, subject to the satisfaction of closing conditions. The Company plans to use the proceeds to retire debt and fund operations. The full text of the purchase agreement is set forth in Exhibit 1.01 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws. Statements made in this release that are not strictly statements of historical facts, including the Company’s expectations regarding: (i) the satisfaction of the conditions to the closing of the proposed sale of the Canton, Ohio real property, (ii) the expected occurrence of such closing and the timing thereof; and (iii) the expected use of proceeds from such sale. Statements of anticipated future results are based on current expectations and are subject to a number of risks and uncertainties, including, but not limited to: the purchaser’s ability to complete due diligence to its satisfaction and the purchaser’s ability to obtain financing sufficient to complete the proposed transaction. Actual results may differ markedly from management’s expectations. Readers are cautioned not to place undue reliance upon any such forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this report and the Company does not intend to update forward-looking statements other than as required by law.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:

1.01	Commercial/Industrial Real Estate Purchase Agreement dated August 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2024

ART’S-WAY MANUFACTURING CO., INC.

/s/ Michael W. Woods
Michael W. Woods Chief Financial Officer